Exhibit 99.2

BROWN,

EDWARDS&

COMPANY, L.L.P.

Certified Public Accountants

January 31, 2005

U.S. Securities and Exchange Commission

Washington, DC 25049

and

MVB Financial Corp.

301 Virginia Avenue

Fairmont, WV 26554-2777

Re:	MVB Financial Corporation Form 8-K/A

Ladies and Gentlemen:

We have read the statements by MVB Financial Corporation contained in Form 8-K/A, Item 4.01, Changes in Registrant’s Certifying Accountant, and we agree with such statements as they relate to all matters referencing our firm.

Very Truly yours,

/s/ Brian Fields

G. Brian Fields, C.P.A.

On behalf of Brown, Edwards & Company L.L.P

Providing Professional Business Advisory & Consulting Services

1815 Jefferson Street • P.O. Box 1697 • Bluefield, WV 24701-1697 • 304-325-8157 • Fax: 304-327-8571• www.BEcpas.com